Exhibit 10.2
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
               FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 31, 2006 (this “Amendment”), among TRIZEC HOLDINGS OPERATING LLC, a Delaware limited liability company (“Borrower”), TRIZEC PROPERTIES, INC., a Delaware corporation (“Trizec”), the SUBSIDIARY GUARANTORS party hereto, the LENDERS party hereto, and DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”) under the Credit Agreement referred to below. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in such Credit Agreement.
WITNESSETH:
               WHEREAS, Borrower, Trizec, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of October 31, 2005 (the “Credit Agreement”); and
               WHEREAS, the parties hereto desire to amend the Credit Agreement as provided herein, on the terms and conditions set forth herein;
               NOW, THEREFORE, it is agreed:
     1.   Credit Agreement Amendments. The Credit Agreement is hereby amended as follows:
               (a)     The second sentence of Section 8.04(a) of the Credit Agreement is hereby amended by adding the following text at the end of such sentence:
“; provided, however, that the First Citizens Property and the Arden Replacement Property may be owned by a Wholly-Owned Subsidiary of Trizec”.
               (b)     Section 8.13(a) of the Credit Agreement is hereby amended by adding the following text immediately after “a counterpart of the Subsidiaries Guaranty executed by” in clause (iii) of such Section:
          “(v) in the case of a Real Estate Asset owned by a Wholly-Owned Subsidiary of Trizec, such Wholly-Owned Subsidiary,”.
               (c)     Section 8.13(f) of the Credit Agreement is hereby amended by adding the following text at the end of such Section:
          “Notwithstanding the foregoing and anything to the contrary contained in Sections 8.13(a) or 8.13(b), in the event the Arden Replacement Property is financed (including if the Arden Replacement Property becomes a Borrowing Base Property pursuant to Section 8.13(a) and is thereafter removed from the

Borrowing Base pursuant to Section 8.13(b) in order to obtain such financing), then (i) the direct Subsidiary of Trizec that directly or indirectly owns such Real Estate Asset shall be released as of the date of such financing from its obligations under the Subsidiaries Guaranty, (ii) if such Real Estate Asset is a Borrowing Base Property owned by an indirect Wholly-Owned Subsidiary of Trizec, such Subsidiary shall be released as of the applicable Release Date from its obligations under the Subsidiaries Guaranty, in each case without any further action on the part of any party hereto, and (iii) so long as such financing or any refinancing of such Real Estate Asset is outstanding, neither Trizec nor the Borrower shall be obligated to cause such direct Subsidiary of Trizec that owns, directly or indirectly, such Real Estate Asset to be or become a Subsidiary Guarantor under the Subsidiaries Guaranty pursuant to this Section 8.13(f).”
               (d)     Section 9.04 (a) of the Credit Agreement is hereby amended by adding the following text at the end of such Section:
“; provided, further, that the Interim Facility Pledge shall not be considered to be payment guaranties as such term is used in the immediately preceding proviso.”
               (e)     Clause (b) of Section 9.07 of the Credit Agreement is hereby amended to read in its entirety as follows:
“(b) any agreements governing any Secured Indebtedness permitted under Section 9.01 (h) and (k) shall be permitted to contain prohibitions or limitations of the type described in the preceding clause (x) (in which case, any such prohibition or limitation shall only be effective against the equipment, machinery or materials financed thereby, or in the case of such 9.01 (k), (A) the Property subject to such Liens and (B) if such Property is the equity interests in the Interim Borrower, the assets owned by the Interim Borrower and its Subsidiaries.”
               (f)     Section 9.10 of the Credit Agreement is hereby amended to read in its entirety as follows:
“9.10 Consolidated Total Indebtedness as a Percentage of Consolidated Total Asset Value. Trizec will not permit its Consolidated Total Indebtedness on any date to exceed an amount which is 65% of the Consolidated Total Asset Value of Trizec as of the last day of the most recently ended fiscal quarter of Trizec; provided that in determining such Consolidated Total Asset Value, such determination shall be made on a pro forma basis to give effect to any sales and acquisitions of Real Estate Assets effected after the last day of any such fiscal quarter and on or prior to the date of any determination pursuant to this Section 9.10 as if such sale or acquisition was consummated on the last day of the most recently ended fiscal quarter.”
               (g)     Section 9.12 of the Credit Agreement is hereby amended to read in its entirety as follows:

“9.12 Consolidated Interest Coverage Ratio. Trizec will not permit its Consolidated Interest Coverage Ratio for any Test Period to be less than (x) 1.75:1.00 on any date on or prior to the original Maturity Date and (y) 2:00:1.00 on any date after the original Maturity Date.”
               (h)     Section 9.13 of the Credit Agreement is hereby amended to read in its entirety as follows:
“9.13 Consolidated Fixed Charge Coverage Ratio. Trizec will not permit its Consolidated Fixed Charge Coverage Ratio for any Test Period to be less than (x) 1.40:1.00 on any date on or prior to the original Maturity Date and (y) 1.50:1.00 on any date after the original Maturity Date.”
               (i)     Section 9.15 of the Credit Agreement is hereby amended by substituting a comma for the word “and” immediately before clause (v) of such Section and adding the following text at the end of such Section:
“and (vi) restrictions of the type described in this Section 9.15 that are imposed by the credit documents governing the Interim Facility on (x) the Interim Borrower and its direct and indirect Subsidiaries and (y) Holdings (but in the case of Holdings, only insofar as such restrictions are limited to the Interim Borrower, its direct and indirect Subsidiaries, their respective assets, and the equity interests in the Interim Borrower pledged by Holdings pursuant to the Interim Facility Pledge).”
               (j)     Clause (v) of the definition of “Borrowing Base Property” in Section 11.01 of the Credit Agreement is hereby amended by substituting a comma for the word “or” immediately prior to clause (c) thereof and adding the following text at the end of such clause:
“or (d) in the case of the Arden Replacement Property, a Wholly-Owned Subsidiary of Trizec.”
               (k)     The definition of “Unsecured Consolidated Total Indebtedness” in Section 11.01 of the Credit Agreement is hereby amended to read in its entirety as follows:
          “Unsecured Consolidated Total Indebtedness” of any Person at any time shall mean the aggregate amount of all Consolidated Total Indebtedness of such Person at such time (including, without limitation, all outstanding Obligations and all Unsecured Indebtedness in the form of payment guaranties of Secured Indebtedness) that is not Secured Consolidated Total Indebtedness; provided, however, that solely for the purpose of calculating the Borrowing Base Amount, Unsecured Consolidated Total Indebtedness of Trizec shall not include (i) any Indebtedness incurred under the Interim Facility, including, without limitation, any payment guaranties thereof and pledges providing security therefor, and (ii) up to $100,000,000 of other Unsecured Indebtedness incurred at any time by Trizec (but not any other Credit Party) under payment guaranties by it of the

Secured Consolidated Total Indebtedness of its Subsidiaries for borrowed money (excluding payment guaranties of the Interim Facility).
               (l)     The definition of “Unsecured Indebtedness” in Section 11.01 of the Credit Agreement is hereby amended by adding the following proviso at the end of such definition:
“; provided, however, that solely for purposes of the last paragraph of Section 9.04, Unsecured Indebtedness shall not include the Interim Facility”.
               (m)     Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the definitions of “Consolidated Total Indebtedness Election Notice” and “Substantial Acquisition” in their entirety and (ii) inserting the following new definitions in appropriate alphabetical order:
               “‘Arden Replacement Property’ shall mean the Real Estate Asset commonly known as 9665 Wilshire Boulevard, Beverly Hills, California, or such other Real Estate Asset as may be designated from time to time by Trizec or the Borrower to complete the 1031 Exchange effected in connection with the sale of the First Citizens Property.
               “‘First Citizens Property’ shall mean the Real Estate Asset commonly known as First Citizens Plaza, Charlotte, North Carolina.
               “‘Interim Borrower’ shall mean one or more subsidiaries that are Wholly-Owned Subsidiaries of Holdings.”; and
               “‘Interim Facility’ shall mean a term loan in the principal amount of not more than $1,475,000,000 made to the Interim Borrower on or prior to July 31, 2006 to finance the acquisition of a portfolio of Real Estate Assets located in Southern California owned directly or indirectly by Arden Realty Limited Partnership, which term loan may be (i) guaranteed by Trizec and each Subsidiary of the Interim Borrower that directly or indirectly owns the assets of the Interim Borrower and (ii) secured by a pledge (the “Interim Facility Pledge”) of Holding’s direct or indirect equity interests in the Interim Borrower.”
               “‘Interim Facility Pledge’ shall have the meaning provided in the definition of ‘Interim Facility’.”
               (n)     Exhibit L to the Credit Agreement is hereby amended by deleting the text of footnote 3 of Annex II thereof and replacing such footnote with the following footnote:
“Less (i) the Indebtedness incurred under the Interim Facility, including, without limitation, any payment guaranties thereof and pledges providing security therefor and (ii) up to $100,000,000 of other Unsecured Indebtedness incurred at any time by Trizec (but not any other Credit Party) under payment guaranties by it of the Secured Consolidated Total Indebtedness of its Subsidiaries for borrowed money (excluding payment guaranties of the Interim Facility)”.

               (o)     Exhibit O to the Credit Agreement is hereby amended by deleting Schedule I thereof and replacing such schedule with the schedule attached to this Amendment as Exhibit A.
     2. Miscellaneous Provisions.
               (a)      Each of Borrower and Trizec hereby represents and warrants that (i) the representations and warranties of each Credit Party contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the Effective Date (as hereinafter defined) (except that with respect to any such representation and warranty which is limited by its terms to a specific date, the same is true and correct in all material respects as of such date), and (ii) there exists no Specified Default or material Event of Default under the Credit Agreement on the Effective Date (as defined below), after giving effect to this Amendment.
               (b)     This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document. As amended hereby, the Credit Agreement, each Guaranty and the other Credit Documents are ratified and confirmed in all respects.
               (c)     This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including by way of facsimile or other electronic transmission) shall together constitute one and the same instrument. A complete set of counterparts of this Amendment shall be lodged with Borrower and the Administrative Agent.
               (d)     THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
               (e)     This Amendment shall become effective on the date (the “Effective Date”) on which (i) Borrower, Trizec, the Subsidiary Guarantors and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterpart) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office and (ii) the following conditions are satisfied: (x) the closing of the Interim Facility shall have occurred, (y) Borrower shall have paid each of the undersigned Lenders an amendment fee in the amount of 0.05% of such Lender’s Commitment outstanding immediately prior to the Effective Date and (z) no Specified Default or material Event of Default shall have occurred and be continuing immediately after giving effect to this Amendment; provided, however, that if the Effective Date has not occurred on or prior to July, 31, 2006, this Amendment shall be void and of no further force or effect. The Administrative Agent shall give Borrower and each Lender written notice of the occurrence of the Effective Date.
               (f)     From and after the Effective Date, all references in the Credit Agreement, each Guaranty and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.
[Signature Page Follows]

               IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

TRIZEC HOLDINGS OPERATING LLC By: Trizec Properties, Inc., its sole managing member

By:	/s/ Patrick L. Aldrich
Title: Treasurer

TRIZEC PROPERTIES, INC.

By:	/s/ Patrick L. Aldrich
Title: Treasurer

TRIZEC REALTY, LLC, a California limited liability company, as a Subsidiary Guarantor
By:	/s/ Patrick L. Aldrich
Title: Assistant Treasurer

By:	/s/ Ted R. Jadwin
Title: Vice President & Secretary

TRIZECHAHN 1225 CONNECTICUT AVENUE LLC, a Delaware limited liability company, as a Subsidiary Guarantor
By:	/s/ Patrick L. Aldrich
Title: Assistant Treasurer

By:	/s/ Ted R. Jadwin
Title: Secretary

T.H.S. NORTHSTAR ASSOCIATES LIMITED PARTNERSHIP, a Minnesota limited partnership, as a Subsidiary Guarantor By: TrizecHahn Northstar LLC, a Delaware limited liability, as sole general partner
By:	/s/ Patrick L. Aldrich
Title: Assistant Treasurer

By:	/s/ Ted R. Jadwin
Title: Secretary

TRIZECHAHN 1250 23RD STREET NW LLC, a District of Columbia limited liability company, as a Subsidiary Guarantor
By:	/s/ Patrick L. Aldrich
Title: Assistant Treasurer

By:	/s/ Ted R. Jadwin
Title: Secretary

TRIZECHAHN 1065 LLC, a Delaware limited liability company, as a Subsidiary Guarantor
By:	/s/ Patrick L. Aldrich
Title: Assistant Treasurer

By:	/s/ Ted R. Jadwin
Title: Secretary

TRIZECHAHN FRANKLIN CENTER LLC, a Delaware limited liability company, as a Subsidiary Guarantor
By:	/s/ Patrick L. Aldrich
Title: Assistant Treasurer

By:	/s/ Ted R. Jadwin
Title: Secretary

TRIZEC R&E HOLDINGS, LLC, a Delaware limited liability company, as a Subsidiary Guarantor
By:	/s/ Patrick L. Aldrich
Title: Assistant Treasurer

By:	/s/ Ted R. Jadwin
Title: Senior Vice President & Secretary

TRIZEC HOLDINGS, LLC, a Delaware limited liability company, as a Subsidiary Guarantor
By:	/s/ Patrick L. Aldrich
Title: Assistant Treasurer

By:	/s/ Ted R. Jadwin
Title: Senior Vice President, General Counsel & Corporate Secretary

TRIZECHAHN NEWPORT, LLC, a Delaware limited liability company, as a Subsidiary Guarantor
By:	/s/ Patrick L. Aldrich
Title: Assistant Treasurer

By:	/s/ Ted R. Jadwin
Title: Secretary

TRIZECHAHN WATERGATE OFFICE/RETAIL/LAND LLC, a District of Columbia limited liability company, as a Subsidiary Guarantor
By:	/s/ Patrick L. Aldrich
Title: Assistant Treasurer

By:	/s/ Ted R. Jadwin
Title: Secretary

NEWPORT TOWER URBAN RENEWAL COMPANY, a New Jersey general partnership, as a Subsidiary Guarantor By: TrizecHahn Newport, LLC, a Delaware limited liability company, as managing general partner
By:	/s/ Patrick L. Aldrich
Title: Assistant Treasurer

By:	/s/ Ted R. Jadwin
Title: Secretary

TRIZEC PARTNERS REAL ESTATE, L.P. a Delaware limited partnership, as a Subsidiary Guarantor By: THOPI TRS INC. a Delaware corporation and its Sole General Partner

By:	/s/ Patrick L. Aldrich
Title: Assistant Treasurer

By:	/s/ Ted R. Jadwin
Title: Vice President & Secretary

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent

By:	/s/ George R. Reynolds
Title: Vice President

By:	/s/ Brenda Casey
Title: Director

BANK OF AMERICA, N.A.

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, NEW YORK AGENCY

By:	/s/ R. J. Boese
Title: Managing Director

BANK OF MONTREAL

By:	/s/ Virginia Neale
Title: Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Marc E. Costantino
Title: Vice President

ING REAL ESTATE FINANCE (USA) LLC

By:	/s/ David M. Schwarz
Title: Senior Director

WELLS FARGO BANK, N.A.

By:	/s/ Scott S. Solis
Title: Vice President

COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ James Brett
Title: Assistant Treasurer

By:	/s/ Christian Berry
Title: Vice President

EUROHYPO AG, NEW YORK BRANCH
By:	/s/ David Sarner
Title: Director

By:	/s/ Alice Ha
Title: Associate

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ A. Brad Feine
Title: Assistant Vice President

US BANK NATIONAL ASSOCIATION

By:	/s/ Renee Lewis
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Amit Khimji
Title: Vice President

CHARTER ONE BANK, NATIONAL ASSOCIATION

By:	/s/ James C. Beckett
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Michael E. Smith
Title: Senior Vice President

THE BANK OF NEW YORK

By:	/s/ Rick Laudisi
Title: Vice President

MIDFIRST BANK, A FEDERALLY CHARTERED SAVINGS ASSOCIATION

By:	/s/ Todd G. Wright
Title: Vice President

SOVEREIGN BANK

By:	/s/ T. Gregory Donohue
Title: Senior Vice President

ALLIED IRISH BANK, P.L.C.

By:	/s/ Kathryn E. Murdoch
Title: Vice President

By:	/s/ Brian Deegan
Title: Assistant Vice President

MORGAN STANLEY BANK

By:	/s/ Daniel Twenge
Title: Vice President

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Lawrence Andow
Title: Vice President

COMERICA BANK

By:	/s/ James Graycheck
Title: Vice President

FIRST HORIZON BANK, A DIVISION OF FIRST TENNESSEE

By:	/s/ J. Jordan O'Neill III
Title: Senior Vice President

ERSTE BANK, NEW YORK BRANCH

By:	/s/ Gregory T. Aptman
Title: Vice President

By:	/s/ Bryan Lynch
Title: First Vice President

PEOPLES BANK

By:	/s/ Steven Jenassen
Title: Vice President

THE NORTHERN TRUST COMPANY

By:	/s/ R.W. Wiarda
Title: Vice President